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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       October 25, 1999 (August 31, 1999)

                                  SIMULA, INC.
             (Exact name of Registrant as specified in its charter)


       ARIZONA             COMMISSION FILE NO. 1-12410           86-0320129
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

2700 NORTH CENTRAL AVENUE, SUITE 1000
        PHOENIX, ARIZONA                                            85004
(Address of principal executive offices)                         (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (602) 631-4005
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                                    FORM 8-K



ITEM 2.           DISPOSITION OF ASSETS

                  On October 21, 1999, Simula, Inc. ("Company") completed the sale of all of the assets of its wholly owned subsidiary, Coach & Car Equipment Corporation ("Coach & Car"). The Company has reported Coach & Car as a discontinued operation since June 1998. The transaction was pursuant to an Asset Purchase & Sale Agreement dated June 30, 1999, as amended and restated August 31, 1999, and Note Refinancing Agreement dated October 21, 1999.

         The buyer is a Nevada corporation owned by Mr. Scott Miller, Phoenix, Arizona ("Buyer"). Beacon Industries, Inc., a corporation under the control of Mr. Miller, is also a party to the agreement with respect to certain covenants. Mr. Miller was a member of the Company's Board of Directors from 1995 to 1998.

         The purchase price is $10 million and has been satisfied by two promissory notes, each with an interest rate of 8-1/2%. The first note in the amount of $2 million requires quarterly installments of interest commencing in April 2000. The second note, for $8 million requires semi-annual payments of interest commencing April 2001. Both notes mature in October 2004 at which time the outstanding principal and accrued interest is due. As security for the notes, the Company has a lien on the assets and received a pledge of stock of Buyer owned by Mr. Miller, and a pledge of stock of Beacon Industries owned by Mr. Miller. Buyer is negotiating a senior credit facility with a third party lender, and if obtained, the indebtedness to the Company may be subordinated to Buyer's senior secured debt. Buyer has stated its intention to conduct an initial public offering of securities, a portion of the proceeds of which will be used to repay part of the principal balance of the notes. Until maturity of the notes, the Company will receive monthly financial reports and a Company executive will serve on the Buyer's board of directors.

         The Company had previously reported that it anticipated an all cash transaction and would use the proceeds to repay indebtedness. Because the transaction was restructured, the Company will pursue other sources to provide liquidity and for repayment of indebtedness.



ITEM 7.           EXHIBITS


2.1a Amended and Restated Asset Purchase Agreement by and between Simula, Inc. and it's wholly owned subsidiary Coach and Car Equipment Corporation, and Coach and Car Acquisition Corporation dated August 31, 1999
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2.1b     Note Refinancing Agreement by and between Simula, Inc., CCEC
         Capital Corp., Coach and Car Equipment corp., and Beacon Industries, Inc. dated October 21, 1999

2.1c Promissory Note from Coach and Car Acquisition Corporation dated October 21, 1999

2.1d Promissory Note from Coach and Car Acquisition Corporation dated October 21, 1999

2.1e Security Agreement from Coach and Car Acquisition Corporation dated October 21, 1999

2.1f     Pledge and Proxy Security Agreement from Coach and Car
         Acquisition Corporation and Beacon Industries, Inc. dated October 21, 1999

2.1g     Guarantee of Beacon Industries, Inc.

2.1h     Assignment and Assumption by and between Coach and Car
         Acquisition Corporation and Coach and Car Equipment
         Corporation dated August 31, 1999

2.1i     Bill of Sale from Coach and Car Equipment Corporation to
         Coach and Car Acquisition Corporation dated August 31, 1999

2.1j Non-Competition Agreement between Coach and Car Acquisition Corporation and Coach and Car Equipment Corporation and
         Simula, Inc. dated October 21, 1999
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                     EXHIBITS




2.1a Amended and Restated Asset Purchase Agreement by and between Simula, Inc. and it's wholly owned subsidiary Coach and Car Equipment Corporation, and Coach and Car Acquisition
         Corporation dated August 31, 1999

2.1b Note Refinancing Agreement by and between Simula, Inc., CCEC Capital Corp., Coach and Car Equipment corp., and Beacon
         Industries, Inc. dated October 21, 1999

2.1c Promissory Note from Coach and Car Acquisition Corporation dated October 21, 1999

2.1d Promissory Note from Coach and Car Acquisition Corporation dated October 21, 1999

2.1e Security Agreement from Coach and Car Acquisition Corporation dated October 21, 1999

2.1f     Pledge and Proxy Security Agreement from Coach and Car
         Acquisition Corporation and Beacon Industries, Inc. dated October 21, 1999

2.1g     Guarantee of Beacon Industries, Inc.

2.1h     Assignment and Assumption by and between Coach and Car
         Acquisition Corporation and Coach and Car Equipment
         Corporation dated August 31, 1999

2.1i     Bill of Sale from Coach and Car Equipment Corporation to
         Coach and Car Acquisition Corporation dated August 31, 1999

2.1j Non-Competition Agreement between Coach and Car Acquisition Corporation and Coach and Car Equipment Corporation and
         Simula, Inc. dated October 21, 1999